SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
February 12, 2002

NORTEL NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	001-07260 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada (address of principal executive offices)	L6T 5P6 (Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Management's Discussion & Analysis

Item 5.   Other Events

     On February 12, 2002, the Registrant amended the management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2000, restated for discontinued operations (the “Amended Restated MD&A”), which it previously filed on a Current Report on Form 8-K dated November 6, 2001 (the “Current Report on Form 8-K”) relating to the audited consolidated annual financial statements for the three years ended December 31, 2000, restated for discontinued operations, of the Registrant which were filed by the Registrant as Exhibit 99.1 to a Current Report on Form 8-K dated August 8, 2001. The Amended Restated MD&A included in this amendment to the Current Report on Form 8-K with respect to the Registrant's fiscal year ended December 31, 2000 replaces the restated historical management’s discussion and analysis of financial condition and results of operations included in the Current Report on Form 8-K (which, in turn, had replaced the corresponding historical management’s discussion and analysis of financial condition and results of operations included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed on March 13, 2001).

     This amendment to the Current report on Form 8-K is filed with respect to certain information relating to the Registrant’s fiscal year ended December 31, 2000. No attempt has been made in this amendment to the Current Report on Form 8-K to update the Registrant’s disclosures for events subsequent to the initial filing date for the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, except as noted.

     This Current Report on Form 8-K should be read in conjunction with the Registrant’s other public filings with the Securities and Exchange Commission, including the Registrant’s Quarterly Report on Form 10-Q/A for the period ended September 30, 2001 filed on the date hereof.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Nortel Networks Corporation for the Year ended December 31, 2000, Restated for Discontinued Operations, and prepared in accordance with United States generally accepted accounting principles.†

99.2	Unaudited Selected Financial Data for the five years ended December 31, 2000, restated for discontinued operations, of Nortel Networks Corporation, prepared in accordance with United States generally accepted accounting principles.*

† Re-filled herewith.

* Previously filed with the Registrant’s Current Report on Form 8-K dated November 6, 2001.

DMS, NORTEL NETWORKS and UNIVERSAL EDGE are trademarks of Nortel Networks.

CLARIFY is a trademarks of Amdocs Software Systems Limited.

JUNGLEMUX is a trademark of GE Industrial Systems Technology Management Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ FRANK A. DUNN	By:	/s/ BLAIR F. MORRISON
	Frank A. Dunn President, Chief Executive Officer and Chief Financial Officer		Blair F. Morrison Assistant Secretary

Dated: February 12, 2002

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